UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2024

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Lindaro Street	San Rafael	California	94901
(Address of Principal Executive Offices)			(Zip Code)

(415) 506-6700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BMRN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Over the last week, BioMarin Pharmaceutical Inc. (the “Company” or “BioMarin”) has received numerous inquiries regarding elements of its long-term financial guidance and outlook that the Company communicated on September 4, 2024 during its webcast Investor Day. To facilitate future conversations in compliance with Regulation FD, today the Company is reaffirming its long-term financial guidance and outlook that it presented during Investor Day, including, without limitation, that the Company anticipates the following:

•	approximately $4 billion in total revenues in 2027;

•	40% Non-GAAP Operating Margin starting in 2026 and growing to the low- to mid-40% range over time;

•	more than $1.25 billion operating cash flow per year starting in 2027;

•	mid-teen compound annual growth rate (CAGR) for total revenues through 2034; and

•	potential treatments for skeletal conditions to represent a greater than $5 billion revenue opportunity over time.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements about the business prospects of the Company, including, without limitation, statements regarding the Company’s future financial performance, including the expectations of Total Revenues, Non-GAAP Operating Margin percentage, Operating Cash Flow and Revenue Compound Annual Growth Rate (CAGR); and the size of the revenue opportunity for potential treatments for skeletal conditions.

These forward-looking statements are predictions and involve risks and uncertainties such that actual results may differ materially from these statements. These risks and uncertainties include, among others, those factors detailed in BioMarin’s Investor Day presentation and press release issued September 4, 2024 and BioMarin’s filings with the Securities and Exchange Commission, including, without limitation, the factors contained under the caption “Risk Factors” in BioMarin’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, as such factors may be updated by any subsequent reports. You should carefully consider that information before you make an investment decision. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. These forward-looking statements are based on the beliefs and assumptions of the Company’s management based on information currently available to management and should be considered in connection with any written or oral forward-looking statements that the Company may issue in the future as well as other cautionary statements the Company has made and may make. Except as required by law, BioMarin does not undertake any obligation to update or alter any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Information

The guidance included in this Form 8-K includes both GAAP information and Non-GAAP information. Non-GAAP Operating Margin percentage is defined by the Company as GAAP Income from Operations, excluding amortization of intangible assets, stock-based compensation expense and, in certain periods, certain other specified items, divided by GAAP Total Revenues.

BioMarin regularly uses both GAAP and Non-GAAP results and expectations internally to assess its financial operating performance and evaluate key business decisions related to its principal business activities: the discovery, development, manufacture, marketing and sale of innovative biologic therapies. Because Non-GAAP Operating Margin percentage is an important internal measurement for BioMarin, the Company believes that providing this information in conjunction with BioMarin’s GAAP information enhances investors’ and analysts’ ability to meaningfully compare the Company’s results from period to period and to its forward-looking guidance, and to identify operating trends in the Company’s principal business.

Non-GAAP information and its components are not meant to be considered in isolation or as a substitute for, or superior to comparable GAAP measures and should be read in conjunction with the consolidated financial information prepared in accordance with GAAP. Investors should note that the Non-GAAP information is not prepared under any comprehensive set of accounting rules or principles and does not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. Investors should also note that these Non-GAAP financial measures have no standardized meaning prescribed by GAAP and, therefore, have limits in their usefulness to investors. In addition, from time to time in the future there may be other items that the Company may exclude for purposes of its Non-GAAP financial measures; likewise, the Company may in the future cease to exclude items that it has historically excluded for purposes of its Non-GAAP financial measures. Because of the non-standardized definitions, the Non-GAAP financial measure as used by BioMarin in this Form 8-K may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies.

Forward-Looking Non-GAAP Financial Measures

BioMarin does not provide guidance for GAAP reported financial measures (other than revenue) or a reconciliation of forward-looking Non-GAAP financial measures to the most directly comparable GAAP reported financial measures because the company is unable to predict with reasonable certainty the financial impact of changes resulting from its strategic portfolio and business operating model reviews; potential future asset impairments; gains and losses on investments; and other unusual gains and losses without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. As such, any reconciliations provided would imply a degree of precision that could be confusing or misleading to investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: September 24, 2024	By:	/s/ G. Eric Davis
G. Eric Davis
Executive Vice President, Chief Legal Officer